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                                                                 EXHIBIT (10)(e)

            SERVICE REQUEST



                   PLATINUM
---------------------------
               INVESTOR/SM/
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR--FIXED OPTION                                 MFS Variable Insurance Trust
                                                                ----------------------------
 . Division 125--AGL Declared Fixed Interest Account
                                                                . Division 239 - MFS Capital Opportunities
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                . Division 134 - MFS Emerging Growth
AIM Variable Insurance Funds
----------------------------                                    . Division 240 - MFS New Discovery

 . Division 126 - AIM V.I. International Equity                  . Division 238 - MFS Research

 . Division 127 - AIM V.I. Value                                 Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
American Century Variable Portfolios, Inc.
------------------------------------------                      . Division 241 - Mid-Cap Growth

 . Division 224 - VP Value                                       PIMCO Variable Insurance Trust
                                                                ------------------------------
Ayco Series Trust
-----------------                                               . Division 243 - PIMCO Real Return Bond

 . Division 228 - Ayco Growth                                    . Division 242 - PIMCO Short-Term Bond

Credit Suisse Warburg Pincus Trust                              . Division 244 - PIMCO Total Return Bond
----------------------------------
                                                                Putnam Variable Trust
 . Division 247 - Small Company Growth                           ---------------------

Dreyfus Investment Portfolios                                   . Division 137 - Putnam VT Diversified Income
-----------------------------
                                                                . Division 138 - Putnam VT Growth and Income
 . Division 229 - MidCap Stock
                                                                . Division 139 - Putnam VT Int'l Growth and Income
Dreyfus Variable Investment Fund
--------------------------------                                SAFECO Resource Series Trust
                                                                ----------------------------
 . Division 132 - Quality Bond
                                                                . Division 140 - Equity
 . Division 133 - Small Cap
                                                                . Division 141 - Growth Opportunities
Fidelity Variable Insurance Products Fund
-----------------------------------------                       The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 233 - VIP Asset Manager
                                                                . Division 135 - Equity Growth
 . Division 232 - VIP Contrafund
                                                                . Division 136 - High Yield
 . Division 230 - VIP Equity-Income
                                                                VALIC Company I
 . Division 231 - VIP Growth                                     ---------------

Franklin Templeton Variable Insurance Products Trust            . Division 128 - International Equities
----------------------------------------------------
                                                                . Division 129 - Mid Cap Index
 . Division 248 - Franklin U.S. Government
                                                                . Division 130 - Money Market I
 . Division 249 - Mutual Shares Securities
                                                                . Division 225 - Nasdaq-100 Index
 . Division 250 - Templeton International Securities
                                                                . Division 227 - Science & Technology
Janus Aspen Series
------------------                                              . Division 226 - Small Cap Index

 . Division 236 - Aggressive Growth                              . Division 131 - Stock Index

 . Division 234 - International Growth                           Vanguard Variable Insurance Fund
                                                                -------------------------------
 . Division 235 - Worldwide Growth
                                                                . Division 245 - High Yield Bond
J.P. Morgan Series Trust II
---------------------------                                     . Division 246 - REIT Index

 . Division 237 - J.P. Morgan Small Company                      Van Kampen Life Investment Trust
                                                                --------------------------------

                                                                . Division 142 - Strategic Stock

L 8993 REV 1101
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 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                       GENERAL
                                                            Houston, Texas                                      FINANCIAL GROUP
 PO Box 4880 Houston, TX 77210-4880
  (888) 325-9315 or Hearing Impaired
        (TDD): (888) 436-5258                  VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
   Toll-Free Fax: (877) 445-3098
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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner (if other than an insured):_______________________________
    COMPLETE THIS SECTION FOR     | Address:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner's S.S. No. or Tax I.D. No.______________ Phone Number:(   )_____-________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE                     |
  Complete this section if the    | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
   name of the Insured, Owner,    |
   Payor or Beneficiary has       | __________________________________________________    __________________________________________
changed. (Please note, this does  |
not change the Insured, Owner,    |Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
Payor or Beneficiary designation) |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION                 PREM % DED % INVESTMENT DIVISION               PREM % DED %
       ALLOCATION                 | (125) AGL Declared Fixed Interest                MFS VARIABLE INSURANCE TRUST
       PERCENTAGES                |       Account                       ____% ____%  (239) MFS Capital Opportunities    ____% ____%
  Use this section to indicate    | AIM VARIABLE INSURANCE FUNDS                     (134) MFS Emerging Growth          ____% ____%
     how premiums or monthly      | (126) AIM V.I. International Equity ____% ____%  (240) MFS New Discovery            ____% ____%
 deductions are to be allocated.  | (127) AIM V.I. Value                ____% ____%  (238) MFS Research                 ____% ____%
 Total allocation in each column  |
     must equal 100%; whole       | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
         numbers only.            | (224) VP Value                      ____% ____%  (241) Mid-Cap Growth               ____% ____%
                                  |
                                  | AYCO SERIES TRUST                                PIMCO VARIABLE INSURANCE TRUST
                                  | (228) Ayco Growth                   ____% ____%  (243) PIMCO Real Return Bond       ____% ____%
                                  |                                                  (242) PIMCO Short-Term Bond        ____% ____%
                                  | CREDIT SUISSE WARBURG PINCUS TRUST               (244) PIMCO Total Return Bond      ____% ____%
                                  | (247) Small Company Growth          ____% ____%
                                  |                                                  PUTNAM VARIABLE TRUST
                                  | DREYFUS INVESTMENT PORTFOLIOS                    (137) Putnam VT Diversified Income ____% ____%
                                  | (229) MidCap Stock                  ____% ____%  (138) Putnam VT Growth and Income  ____% ____%
                                  |                                                  (139) Putnam VT Int'l Growth and
                                  | DREYFUS VARIABLE INVESTMENT FUND                         Income                     ____% ____%
                                  | (132) Quality Bond                  ____% ____%
                                  | (133) Small Cap                     ____% ____%  SAFECO RESOURCE SERIES TRUST
                                  |                                                  (140) Equity                       ____% ____%
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        (141) Growth Opportunities         ____% ____%
                                  | (233) VIP Asset Manager             ____% ____%
                                  | (232) VIP Contrafund                ____% ____%  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (230) VIP Equity-Income             ____% ____%  (135) Equity Growth                ____% ____%
                                  | (231) VIP Growth                    ____% ____%  (136) High Yield                   ____% ____%
                                  |
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            VALIC COMPANY I
                                  |  PRODUCTS TRUST                                  (128) International Equities       ____% ____%
                                  | (248) Franklin U.S. Government      ____% ____%  (129) Mid Cap Index                ____% ____%
                                  | (249) Mutual Shares Securities      ____% ____%  (130) Money Market I               ____% ____%
                                  | (250) Templeton International       ____% ____%  (225) Nasdaq-100 Index             ____% ____%
                                  |       Securities                                 (227) Science & Technology         ____% ____%
                                  |                                                  (226) Small Cap Index              ____% ____%
                                  | JANUS ASPEN SERIES                               (131) Stock Index                  ____% ____%
                                  | (236) Aggressive Growth             ____% ____%
                                  | (234) International Growth          ____% ____%  VANGUARD VARIABLE INSURANCE FUND
                                  | (235) Worldwide Growth              ____% ____%  (245) High Yield Bond              ____% ____%
                                  |                                                  (246) REIT Index                   ____% ____%
                                  | J.P MORGAN SERIES TRUST II
                                  | (237) J.P Morgan Small Company      ____% ____%  VAN KAMPEN LIFE INVESTMENT TRUST
                                  |                                                  (142) Strategic Stock              ____% ____%
                                  |
                                  |                                                  OTHER:_______________________      ____% ____%
                                  |                                                                                      100%  100%
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L 8993 REV 1101                                                    PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____ Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                     Bank Draft Authorization Form and "Void"
 billing frequency and/or method  |                                                     Check)
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division and transferred to the following Divisions:
be deducted periodically from the |
Money Market I Division and placed| AIM VARIABLE INSURANCE FUNDS                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  in one or more of the Divisions | (126) AIM V.I. International Equity  $________  (241) Mid-Cap Growth                   $________
 listed. The AGL Declared Fixed   | (127) AIM V.I. Value                 $________
Interest Account is not available |                                                 PIMCO VARIABLE INSURANCE TRUST
for Dollar Cost Averaging. Please | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (243) PIMCO Real Return Bond           $________
refer to the prospectus for more  | (224) VP Value                       $________  (242) PIMCO Short-Term Bond            $________
 information on the Dollar Cost   |                                                 (244) PIMCO Total Return Bond          $________
        Averaging Option.         | AYCO SERIES TRUST
                                  | (228) Ayco Growth                    $________  PUTNAM VARIABLE TRUST
                                  |                                                 (137) Putnam VT Diversified Income     $________
                                  | CREDIT SUISSE WARBURG PINCUS TRUST              (138) Putnam VT Growth and Income      $________
                                  | (247) Small Company Growth           $________  (139) Putnam VT Int'l Growth and
                                  |                                                       Income                           $________
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (229) MidCap Stock                   $________  SAFECO RESOURCE SERIES TRUST
                                  |                                                 (140) Equity                           $________
                                  | DREYFUS VARIABLE INVESTMENT FUND                (141) Growth Opportunities             $________
                                  | (132) Quality Bond                   $________
                                  | (133) Small Cap                      $________  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  |                                                 (135) Equity Growth                    $________
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND       (136) High Yield                       $________
                                  | (233) VIP Asset Manager              $________
                                  | (232) VIP Contrafund                 $________  VALIC COMPANY I
                                  | (230) VIP Equity-Income              $________  (128) International Equities           $________
                                  | (231) VIP Growth                     $________  (129) Mid Cap Index                    $________
                                  |                                                 (225) Nasdaq-100 Index                 $________
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE           (227) Science & Technology             $________
                                  |  PRODUCTS TRUST                                 (226) Small Cap Index                  $________
                                  | (248) Franklin U.S. Government       $________  (131) Stock Index                      $________
                                  | (249) Mutual Shares Securities       $________
                                  | (250) Templeton International                   VANGUARD VARIABLE INSURANCE FUND
                                  |       Securities                     $________  (245) High Yield Bond                  $________
                                  |                                                 (246) REIT Index                       $________
                                  | JANUS ASPEN SERIES
                                  | (236) Aggressive Growth              $________  VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (234) International Growth           $________  (142) Strategic Stock                  $________
                                  | (235) Worldwide Growth               $________  OTHER: ___________________________     $________
                                  |
                                  | J.P. MORGAN SERIES TRUST II
                                  | (237) J.P. Morgan Small Company      $________
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (239) MFS Capital Opportunities      $________
                                  | (134) MFS Emerging Growth            $________
                                  | (240) MFS New Discovery              $________
                                  | (238) MFS Research                   $________
                                  |
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L 8993 REV 1101                                                PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  This option is not available    | _______% : ___________________________________     _______%  : ________________________________
     while the Dollar Cost        | _______% : ___________________________________     _______%  : ________________________________
   Averaging Option is in use.    | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for or revoking current | Initial the designation you prefer:
     telephone privileges.        | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) AND Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any person designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my policy
                                  | and its related prospectus. This authorization will remain in effect until my written notice
                                  | of its revocation is received by AGL at the address printed on the top of this service request
                                  | form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Insured for whom this correction is submitted:__________________________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
    Withdrawals from the AGL      |
 Declared Fixed Interest Account  | Transfer $_______ or _______% from ____________________________ to _____________________________
  are limited to 60 days after    |
 the policy anniversary and to    | Transfer $_______ or _______% from ____________________________ to _____________________________
 no more than 25% of the total    |
    unloaned value of the AGL     | Transfer $_______ or _______% from ____________________________ to _____________________________
 Declared Fixed Interest Account  |
    on the policy anniversary.    | Transfer $_______ or _______% from ____________________________ to _____________________________
 If a transfer causes the balance |
  in any division to drop below   | Transfer $_______ or _______% from ____________________________ to _____________________________
   $500, AGL reserves the right   |
    to transfer the remaining     | Transfer $_______ or _______% from ____________________________ to _____________________________
     balance. Amounts to be       |
 transferred should be indicated  | Transfer $_______ or _______% from ____________________________ to _____________________________
 in dollar or percentage amounts, |
     maintaining consistency      | Transfer $_______ or _______% from ____________________________ to _____________________________
          throughout.             |
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L 8993 REV 1101                                                     PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
                                  | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
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 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         (City, State)
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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L 8993 REV 1101                                                PAGE 5 OF 5
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